                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-2631
                                                      -----------------

                          Chestnut Street Exchange Fund
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              400 Bellevue Parkway

                              Wilmington, DE 19809
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Edward J. Roach
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                ------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 302-792-2555
                                                            ------------

                   Date of fiscal year end: December 31, 2003
                                            -----------------

                     Date of reporting period: June 30, 2003
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. REPORTS TO STOCKHOLHERS

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

ROBERT R. FORTUNE
     Chairman

                                                                   July 25, 2003

Fellow Partner:

     Our Fund earned $2.13 per share of net investment income in the six months ended June 30, 2003. Earnings in the same period of 2002 were $1.86 per share. Dividend income continues to do well and expense accruals were lower in the first half of 2003.

     After providing for the $0.95 per share distribution to partners of record on June 27, 2003, the net asset value per partnership share at June 30, 2003 was $288.88. The net asset value at March 31, 2003, our last report date, was $261.10.

     During the second quarter of 2003, approximately 70 percent (120,000 shares) of our investment in Schering-Plough Corp. was sold at a loss of $3,016,976. The remaining shares were sold in July 2003. The loss on this sale was partially offset by the receipt of $624,855 which is our Fund's share of the settlement of a suit against Cendant Corp., shares of which we owned until the year 2000.

     Commentary on market conditions and a comparison of our Fund's performance to the Standard & Poor's 500 Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           /s/ Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

2ND QUARTER 2003 U.S. EQUITY MARKET REVIEW

ECONOMIC REVIEW

     The second quarter of 2003 saw equity prices around the globe rally strongly. In the U.S., the S&P 500 Index returned 15.4%, its largest quarterly gain since the fourth quarter of 1998. Other domestic equity indexes also performed well, with the Dow Jones Industrial Average returning 13.1%, its biggest gain since the fourth quarter of 2001, and the NASDAQ Composite Index climbing 21.1%, thanks in large part to its heavy weighting in technology stocks, which soared during the period. Small cap stocks in the U.S. also benefited from the improving investor sentiment as the Russell 2000 Index gained over 23% for the quarter.

     Several of the factors that hampered stocks in the first quarter unwound in the second: the war in Iraq came to a swift conclusion, weather patterns in the Northeast normalized, the hysteria over the SARS epidemic subsided, corporate profits were generally better than expected and the economy finally began to show signs of improvement.

     With the announcement in April of the conclusion of major combat in Iraq, investors turned their attention from geopolitical issues to the domestic economy and corporate earnings and, for the first time since the fourth quarter of 2001, there were enough positive signs to cause a significant change in sentiment. On the economic front, the situation is improving gradually. In the first quarter, GDP growth was a paltry 1.4% and it appears as if the second quarter figures will come in at the same level or below. Towards the end of the quarter, however, several other economic indicators, including consumer confidence and personal income and spending showed healthy improvement. The housing market also remained strong, due to favorable mortgage rates, which are currently at 45-year lows. New home sales were at an all time record in May while existing home sales also remained near record highs. The news on manufacturing, however, was less encouraging. The Institute for Supply Management's (ISM) index of U.S. manufacturing activity, despite coming in higher than expected in May, showed that manufacturing contracted for a third consecutive month. Other signs of weakness included soft durable goods orders and industrial production and stubbornly high unemployment and weekly jobless claims.

     Despite some signs of improvement, the economy is clearly mired in a slump. The Federal Reserve has proven to be unwilling to wait passively for signs of a pick-up before acting to boost activity. Given the Fed's emphasis on the risks of deflation in its May 6th statement and the consistently dovish commentary emanating from committee members, investors widely anticipated the June 25th rate cut. However, the expected magnitude of the cut, as well as the form of Fed action (rate cuts versus open market bond purchases), was hotly debated. In the end, the Fed voted to cut the Fed Funds target by 0.25%, which disappointed the bond market but indicated to equity investors that there is reasonable hope for a second half economic recovery. Fiscal policy has also been stimulative with the Federal government running significant deficits and Congress enacting a substantial tax cut that took effect July 1st. In addition to these factors, the dollar's continued decline versus other currencies, particularly the Euro, should help to stimulate export activity for U.S. companies and has already provided a lift to profits for U.S. based multinationals.

     Corporate earnings took a back seat to geopolitical events during most of the first quarter, but have since come back into focus. According to First Call, first quarter reported earnings for S&P 500 constituents came in at $12.55 per share for an 11.5% gain over the first quarter of 2002. While this appeared encouraging on the surface, and was ahead of expectations, a closer look revealed that the earnings gains came from a combination of continued cost cutting, the weaker U.S. dollar and easy comparisons rather than sales growth, which was disappointing. The weaker dollar helps U.S. multinationals through currency translation gains but these are not normally paid for with stock gains, as they tend to be transitory. On the other hand, the weaker dollar clearly benefits U.S. companies in terms of global competitiveness. At this point, First Call indicates that S&P 500 companies' average earnings are expected to be up 4% for the second quarter and 8% for the entire year. These estimates may be too low based on the low level of negative "pre-announcements" to date and the expected pick-up in economic activity in the second half of the year.

MARKET REVIEW

     Small cap stocks outperformed large cap stocks for the quarter with the Russell 2000 Index of small cap stocks returning 23.4%, while the large cap Russell 1000 Index returned 15.7%. In the large cap market, value stocks outperformed growth stocks for the quarter with the Russell 1000 Value Index gaining 17.3% while the Russell 1000 Growth Index returned 14.3%. In the small cap arena, growth stocks modestly outperformed value stocks with the Russell 2000 Growth Index rising 24.1% while the Russell 2000 Value Index gained 22.7%.

     In the large cap segment of the market, every economic sector managed a positive return for the quarter. The traditionally defensive sectors lagged in the quarter as investors began to believe that economic activity would finally start to respond to the flood of stimulus. Reversing last quarter's terrible performance, telecomm stocks rallied strongly and finished up 20.4%. Not far behind were utilities (+20.1%), consumer discretionary (+18.8%), technology (+18.1%) and financials (+17.8%). Among the underperforming sectors were healthcare (+9.5%), consumer staples (+8.5%) and energy (+6.4%) as the stable, predictable earnings of these companies became less appealing to investors than stocks with greater earnings leverage in an improving economy. In the small cap segment, every sector in the small cap index posted double-digit gains in the quarter with the exception of the relatively small, integrated oil group, which fell 1.8%.

OUTLOOK

     The rally in equity prices that began in mid-March has been largely fueled by liquidity. Investor confidence has grown driven partially by the belief that there are enough stimuli in the economy to spur growth and the belief that the Fed will stay on hold as it guards against deflation. As a result, money has been flowing back into equity mutual funds and some investor sentiment indexes have moved back to very bullish levels. Institutional investors have likewise been adding to equities as they search for higher returns than those offered by money funds and bonds, whose yields have dropped to historically low levels.

     We are unenthusiastic about the direction of the U.S. equity markets from these levels based on current fundamentals. In short, we do not believe corporate profits will increase enough in the near future to justify the recent gains in equity prices. We also remain concerned about whether or not U.S. consumers will continue spending long enough to support the economy until a corporate spending cycle emerges, despite the record levels of mortgage refinancings, which continue to provide consumers with access to cash. Capital spending remains very weak and it's difficult to see when a significant pick-up will begin as most industrial companies continue to see a difficult earnings environment. That being said, we do acknowledge that liquidity driven rallies can continue for long periods of time, stretching valuations beyond reasonable levels

PORTFOLIO REVIEW

     During the second quarter, the Fund underperformed the broad market by 4.4% with a return of 11.0% compared to the S&P 500 Index, which returned 15.4%. Year to date, the Fund has returned 10.1% versus 11.8% for the S&P 500. Stocks with the most significant positive contribution to performance included Intel, Bank of America, and JP Morgan. Johnson and Johnson and 3M had the most significant negative effect in dollar terms, and were the only two stocks with negative returns for the period.

     A significant portion of the Fund's underperformance for the quarter resulted from the portfolio's structure rather than from security specific issues. During the quarter, the stocks that performed the best were the names that have been exhibiting the highest degree of volatility over the past several quarters. In addition, smaller cap stocks generally outperformed larger stocks within most benchmarks. Evidence of these trends can be seen in the significant bounce in the prices of numerous stocks that had been severely depressed during the bear market. The Fund typically has very little exposure to higher volatility stocks, opting instead for stocks with more stable price histories, and is also typically concentrated in large cap companies. However, rotational trends such as this, where depressed, volatile stocks significantly outperform, typically do not last long so we would not expect to be negatively impacted by these factors for a sustained period of time.

     On a stock specific basis, Johnson and Johnson fell 10.7% during the quarter, significantly underperforming the market and the drug group. Approximately one half of the drop occurred immediately following the company's earnings release in mid-April. There were no major misses relative to expectations as JNJ announced a 13% increase in earnings on a quarterly sales increase of 12% (8.1% excluding currency translation), however, investors were somewhat disappointed with the slowing growth in Procrit and the European version of the drug called Eprex. Increased competition, as well as reports that the drug has been linked to a rare blood disorder in some European patients, caused the company to trim growth forecasts for the drug over the next several quarters. The stock also struggled in May and June as the company faced inventory shortages in the new Cypher drug-eluting stent, which hit the market in great demand. Analysts have worried that production issues will result in less robust results for the stent and that missteps could allow competition to gain ground more quickly than anticipated. We viewed the stock as highly valued based on the attention the new stent product generated but with the recent weakness we have been hesitant to trim the position. We anticipate reducing the size of the position in the portfolio on future price strength.

     3M performed very well in the early part of the year, appreciating to roughly $135 by early April on positive fundamental improvements in the business resulting from several new initiatives put in place by the company's CEO, James McNerny. In April, 3M announced first quarter results that were in line with estimates and showed an 11% revenue increase and 15% earnings growth. The company also issued earnings guidance for the remainder of the year of $1.47 to $1.53 per share while consensus estimates call for $1.50. Subsequently, several analysts downgraded near-term ratings based on the significant boost in sales related to the weaker dollar, the muted near term economic growth forecasts and continued asbestos liability risk. As a result, the stock traded off to approximately $120, but has since rebounded.

     On the positive side, Intel rallied strongly in the quarter, returning 28%. With the stock accounting for approximately 14% of the portfolio's value, it had the largest impact on the Fund's return by a wide margin. In general, Intel's business seems to have turned the corner with estimates of future earnings stabilizing. Intel's first quarter earnings were flat compared to last year and the company indicated that the outlook for the remainder of the year would be modestly positive. Although the situation has improved, we continue to believe that Intel faces a difficult road given the technology capital spending environment. Earnings estimates for 2004 have come down modestly but still discount a 31% growth rate from this year. With a P/E ratio of 46x last year's earnings and 28x 2004 earnings, we believe that the risk outweighs the potential reward in the stock given its very large size in the portfolio.

     Financial stocks, and banks in particular, performed modestly better than the S&P 500 Index for the quarter. Within the Fund, JP Morgan and Bank of America performed well. These positions advanced steadily throughout the quarter off of depressed valuations as investors moved back into financial stocks to participate in the market's move. Bank of America gained 18% and, as one of the larger positions in the Fund, it had a strong positive effect on returns. JP Morgan was the single best performing stock in the Fund for the quarter, rallying 44%, but it's impact on performance was limited given its relatively small position (2%) in the portfolio. JP Morgan's first quarter earnings were ahead of expectations and analysts are expecting a strong earnings rebound from 2002's depressed levels.

                              PERFORMANCE SUMMARY

                                                 CHESTNUT STREET    S&P 500       DJIA
AS OF JUNE 30, 2003                               EXCHANGE FUND      INDEX       INDEX
-------------------                              ---------------    --------    --------
2nd Quarter, 2003..............................        11.00%          15.39%      13.12%
1 Year.........................................         2.55%           0.28%      -0.48%
3 Years*.......................................        -9.86%         -11.19%      -3.01%
5 Years*.......................................        -0.83%          -1.59%       1.94%
10 Years*......................................         9.56%          10.08%      12.16%
Inception (12/29/76)
  Annualized*..................................        12.74%          12.37%      12.64%
  Cumulative...................................     2,327.07%       2,097.46%   2,243.96%

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

                                  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                                 JUNE 30, 2003

                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
COMMON STOCKS--95.4 %
             BASICS--3.7 %
    106,123  Air Products & Chemicals,
               Inc. .......................    $  4,414,717
     90,747  Cabot Corporation ............       2,604,439
     54,752  *Cabot Microelectronics
               Corp. ......................       2,763,333
     17,696  MeadWestvaco Corp. ...........         437,091
                                               ------------
                                                 10,219,580
                                               ------------
             CAPITAL EQUIPMENT--6.0 %
    109,527  Emerson Electric Company .....       5,596,830
    384,000  General Electric Co. .........      11,013,120
                                               ------------
                                                 16,609,950
                                               ------------
             CONSUMER CYCLICALS--4.7 %
    154,187  Disney (Walt) Company ........       3,045,193
     76,000  3M Co. .......................       9,802,480
                                               ------------
                                                 12,847,673
                                               ------------
             ENERGY--3.8 %
     44,280  BP plc ADR ...................       1,860,646
    155,296  Exxon Mobil Corp. ............       5,576,679
     60,432  Schlumberger, Ltd. ...........       2,874,750
     11,699  Transocean, Inc. .............         257,027
                                               ------------
                                                 10,569,102
                                               ------------
             FINANCIAL--21.6 %
    117,433  American Express Co. .........       4,909,874
    208,286  Bank of America Corp. ........      16,460,843
     70,000  Fannie Mae ...................       4,720,800
    116,352  Marsh & McLennan Companies,
               Inc. .......................       5,942,097
     50,647  Moody's Corporation ..........       2,669,603
    148,000  J.P. Morgan Chase & Co. ......       5,058,640
     97,200  Wachovia Corporation .........       3,884,112
    314,532  Wells Fargo & Co. ............      15,852,413
                                               ------------
                                                 59,498,382
                                               ------------

  SHARES                                          VALUE
-----------                                    ------------
             HEALTHCARE--28.5 %
    243,928  Abbott Laboratories, Inc. ....    $ 10,674,289
     78,354  Baxter International, Inc. ...       2,037,204
     79,516  IMS Health, Inc. .............       1,430,493
    758,416  Johnson & Johnson, Inc. ......      39,210,107
    401,729  Merck & Company, Inc. ........      24,324,691
     52,000  Schering - Plough Corp. ......         967,200
                                               ------------
                                                 78,643,984
                                               ------------
             RETAIL--0.4 %
     57,133  Albertson's, Inc. ............       1,096,954
                                               ------------
             STAPLES--4.2 %
    251,406  Coca Cola (The) Company ......      11,667,753
                                               ------------
             TECHNOLOGY--18.2 %
     61,097  Hewlett-Packard Company ......       1,301,366
     41,884  International Business
               Machines Corporation .......       3,455,430
  1,884,095  Intel Corp. ..................      39,159,030
    110,800  Microsoft Corp. ..............       2,837,588
    357,354  Motorola, Incorporated .......       3,369,848
                                               ------------
                                                 50,123,262
                                               ------------
             TRANSPORTATION--2.1 %
    119,796  Burlington Northern Santa Fe
               Corp. ......................       3,406,998
     40,000  Union Pacific Corp. ..........       2,320,800
                                               ------------
                                                  5,727,798
                                               ------------
             UTILITIES--2.2 %
    151,713  Verizon Communications,
               Inc. .......................       5,985,078
                                               ------------
             Total Common Stocks
               (Cost: $31,358,976).........     262,989,516
                                               ------------
    PAR
-----------
SHORT-TERM OBLIGATIONS--4.8 %
$13,200,000  Federal Home Loan Mortgage
               Corp. 07/01/03, 0.95%
               (Cost: $13,200,000).........      13,200,000
                                               ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      STATEMENT OF NET ASSETS (CONCLUDED)

                                              VALUE
                                           ------------
TOTAL INVESTMENT IN SECURITIES
  (Cost: $44,558,976)............  100.2%   276,189,516
Distributions payable............   (0.3)%     (906,142)
Other assets in excess of other
  liabilities....................    0.1%       263,458
                                   -----   ------------
NET ASSETS (Applicable to 953,834
  partnership shares
  outstanding)...................  100.0%  $275,546,832
                                   =====   ============
NET ASSET VALUE PER SHARE........          $     288.88
                                           ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners
  (949,108 shares)...............          $274,181,569
Managing general partners
  (4,726 shares).................             1,365,263
                                           ------------
Total net assets
  (953,834 shares)...............          $275,546,832
                                           ============

* Non-Income Producing

Investment Abbreviations:
ADR--American Depository Receipt

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 2003

                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends...............................................................  $ 2,561,414
  Interest................................................................       58,173
                                                                            -----------
     Total investment income..............................................    2,619,587
                                                                            -----------
EXPENSES
  Investment advisory fee.................................................      446,034
  Managing general partners' compensation and officer's salary............       42,550
  Legal...................................................................       28,508
  Audit...................................................................       14,914
  Custodian...............................................................       11,569
  Printing................................................................       10,354
  Transfer agent..........................................................        6,766
  Insurance...............................................................        1,755
  Miscellaneous...........................................................        1,926
                                                                            -----------
     Total expenses.......................................................      564,376
                                                                            -----------
       NET INVESTMENT INCOME..............................................    2,055,211
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized loss on sale of investment securities (for federal tax purposes
     net loss of $2,392,129)..............................................   (2,392,129)
  Realized gain from security transactions: distributed upon redemption of
     partnership shares...................................................   14,167,852
  Unrealized appreciation of investments:
     Beginning of period....................................  $219,286,594
     End of period..........................................   231,630,540
                                                              ------------
                                                                             12,343,946
       Net change in unrealized appreciation..............................
                                                                            -----------
                                                                             24,119,669
       Net realized and unrealized gain on investments....................
                                                                            -----------
                                                                            $26,174,880
     Net increase in net assets resulting from operations.................
                                                                            ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED         YEAR ENDED
                                                              JUNE 30, 2003    DECEMBER 31,
                                                               (UNAUDITED)         2002
                                                              -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income..................................  $  2,055,211     $  4,117,025
     Net realized loss from security transactions (for
       federal income tax purposes net loss is $2,392,129
       and $2,288,260.......................................    (2,392,129)      (2,288,260)
     Excess of market value over book value of securities
       distributed upon redemption of partnership shares....    14,167,852        9,902,097
     Increase/(decrease) in unrealized appreciation of
       investments..........................................    12,343,946      (86,724,968)
                                                              ------------     ------------
     Increase/(decrease) in net assets resulting from
       operations...........................................    26,174,880      (74,994,106)
                                                              ------------     ------------
DISTRIBUTIONS TO PARTNERS FROM:
  Net investment income.....................................    (1,835,908)      (4,122,735)
                                                              ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Net asset value of 804 and 1,144 shares issued in lieu of
     cash distributions.....................................       216,819          348,519
  Cost of 60,975 and 44,897 shares repurchased..............   (16,995,662)     (13,299,768)
                                                              ------------     ------------
  Decrease in net assets from capital share transactions....   (16,778,843)     (12,951,249)
                                                              ------------     ------------
  Total increase/(decrease) in net assets...................     7,560,129      (92,068,090)
NET ASSETS:
  Beginning of period.......................................   267,986,703      360,054,793
                                                              ------------     ------------
  End of period.............................................  $275,546,832     $267,986,703
                                                              ============     ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                SIX MONTHS
                                   ENDED                     YEARS ENDED DECEMBER 31,
                               JUNE 30, 2003   ----------------------------------------------------
                                (UNAUDITED)      2002       2001       2000       1999       1998
                               -------------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of
  Period.....................    $ 264.29      $ 340.39   $ 362.68   $ 369.83   $ 347.51   $ 293.03
                                 --------      --------   --------   --------   --------   --------
Income From Investment
  Operations:
  Net investment income......        2.13          3.99       3.79       3.76       3.64       3.76
  Net gain (loss) on
     securities (both
     realized and
     unrealized).............       24.36        (76.09)    (22.30)     (7.15)     22.39      54.49
                                 --------      --------   --------   --------   --------   --------
     Total from investment
       operations............       26.49        (72.10)    (18.51)     (3.39)     26.03      58.25
                                 --------      --------   --------   --------   --------   --------
Less Distributions:
  From net investment
     income..................       (1.90)        (4.00)     (3.78)     (3.76)     (3.65)     (3.77)
  From realized gains........        0.00          0.00       0.00       0.00      (0.06)      0.00
                                 --------      --------   --------   --------   --------   --------
     Total distributions.....       (1.90)        (4.00)     (3.78)     (3.76)     (3.71)     (3.77)
                                 --------      --------   --------   --------   --------   --------
Net Asset Value,
  End of Period..............    $ 288.88      $ 264.29   $ 340.39   $ 362.68   $ 369.83   $ 347.51
                                 ========      ========   ========   ========   ========   ========
Total Return.................      10.05%      (21.25)%    (5.05)%    (0.92)%      7.52%     20.25%
Ratios/Supplemental Data:
  Net Assets, End of Period
     (000's).................    $275,547      $267,987   $360,055   $398,580   $422,604   $409,019
  Ratios to average net
     assets:
     Operating expenses......       0.43%         0.41%      0.39%      0.38%      0.38%      0.38%
     Net investment income...       1.56%         1.31%      1.12%      0.96%      1.00%      1.18%
  Portfolio Turnover Rate....       0.00%         0.98%      0.00%      1.77%      2.48%      0.76%

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

(A) Chestnut Street Exchange Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Significant accounting policies are as follows: Investments are stated at value in the accompanying financial statements. Securities listed on a securities exchange are valued at the close of trading on June 30, 2003. Securities not so listed or not traded on that date are valued at the latest bid price. Short-term obligations are valued at amortized cost which approximates market. Security transactions are accounted for on the trade date. The cost of investments sold or redeemed in kind is determined by the use of the specific identification method for both financial reporting and income tax purposes. For securities received in the Exchange at inception of the Fund in 1976, cost for financial reporting purposes is the value of the securities as used in the Exchange and for income tax purposes, the tax basis of the individual investor. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make the requisite distribution of taxable investment income and capital gains to its shareholders which will relieve it from all or substantially all federal income and excise taxes.

    The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period, Actual results could differ from these estimates.

(B) Effective January 1,1998, the Fund changed its tax status from a partnership to a regulated investment company. The change results from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997. Commencing in 1998, the Fund will not distribute net long-term capital gains, but will retain the gains and pay the applicable corporate income tax rate. On the last day of the year, the partners are entitled to a proportionate credit of the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. The Fund had no net realized long-term capital gains in the six months ended June 30, 2003.

(C) PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for the services of BIMC and BFM.

    The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

    The managing general partners each receive a fixed fee as compensation for their services. PFPC Inc., an affiliate of PNC Bank, is the Fund's transfer agent. PFPC Trust Company, a subsidiary of PFPC Inc., is the Fund's custodian.

(D) Purchases and sales of investment securities (excluding short-term obligations) were $0 and $2,207,524, respectively, for the six months ended June 30, 2003.

    During the year 2002, the Fund realized a loss of $2,288,260 on sale of securities. This loss may be carried forward up to eight years to reduce the tax effect of future gains on sales of securities. This loss will expire in 2010.

(E) At June 30, 2003, net assets consisted of:

       Undistributed net investment income.........................  $    220,321
       Net unrealized appreciation of investments..................   231,630,540
       Other capital -- paid-in or reinvested......................    43,695,971
                                                                     ------------
                                                                     $275,546,832
                                                                     ============

---------------------------------------------------
---------------------------------------------------
                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                      BlackRock Financial Management, Inc.
                                      and
                            BlackRock Institutional
                             Management Corporation
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
                           (302) 791-2532 (Delaware)
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------

                             [CHESTNUT STREET LOGO]

                               Semi-Annual Report
                                 June 30, 2003

                            Chestnut Street Exchange

                                      Fund

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                     Edward J. Roach, President & Treasurer
---------------------------------------------------
---------------------------------------------------

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

      (a)(1)  Not applicable.

      (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Chestnut Street Exchange Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (principal executive officer)

Date                       AUGUST 20, 2003
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (principal executive and principal financial officer)

Date                       AUGUST 20, 2003
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.